NEWBUILDINGS	12 Months Ended
Dec. 31, 2016
NEWBUILDINGS [Abstract]
NEWBUILDINGS
NEWBUILDINGS

The carrying value of newbuildings represents the accumulated costs which the Company has paid in purchase installments and other capital expenditures relating to the acquisition of newbuilding vessels, together with capitalized loan interest. Interest capitalized in the cost of newbuildings amounted to $1.2 million in the year ended December 31, 2016 (2015: $0.4 million; 2014: $0.3 million).

As at December 31, 2016, the Company had agreements for the delivery of two newbuilding vessels (2015: four newbuilding vessels), being two oil product carriers (2015: two container vessels and two oil product tankers), with accumulated costs of $33.4 million (2015: $40.1 million). In the year ended December 31, 2016, two newbuilding container vessels were delivered and no new agreements were entered into for the acquisition of newbuilding vessels.